As Filed with the Securities and Exchange Commission on January 23, 2001

                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE

                    SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  January 17, 2001

                     BANK OF AMERICA CORPORATION
        (Exact name of registrant as specified in its charter)

                                Delaware
                      (State of Incorporation)

                                 1-6523
                       (Commission File Number)

                             56-0906609
                  (IRS Employer Identification No.)

                       100 North Tryon Street
                     Charlotte, North Carolina
             (Address of principal executive offices)

                                 28255
                              (Zip Code)

                            (704) 386-5000
          (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS.

     On January 17, 2001, a Committee appointed by the Board of Directors of the Registrant (the "Committee") approved the public offering of an aggregate principal amount of $3,000,000,000 of the Registrant's 7.40% Subordinated Notes, due 2011 (the "Subordinated Notes") to various underwriters (the "Subordinated Underwriters") and otherwise established the terms and conditions of the Subordinated Notes and the sale thereof. The resolutions of the Committee with respect to the Subordinated Notes are included as Exhibit 99.1.

     On January 17, 2001, the Registrant entered into an underwriting agreement with the Subordinated Underwriters (the
"Underwriting Agreement") for $3,000,000,000 of the Subordinated Notes. The Underwriting Agreement is included as
Exhibit 1.1.

     The terms of the offering and the Subordinated Notes are described in the Registrant's prospectus dated August 5, 1999 constituting a part of the Registrant's Registration Statement on Form S-3, Registration No. 333-83503, as amended, with respect to $15,000,000,000 aggregate principal amount of the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and shares of its common stock (the "Registration Statement"), as supplemented by a final global prospectus supplement dated January 17, 2001.

     The Subordinated Notes were issued on a delayed basis pursuant to Rule 415 of the Securities Act of 1933, as amended.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (c)  Exhibits.

           The following exhibits are filed herewith:

    EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

       1.1 Underwriting Agreement dated January 17, 2001 with respect to the offering of the 7.40% Subordinated Notes, due 2011

       4.1               Form of 7.40% Subordinated Notes, due 2011

       5.1 Form of Opinion of Smith Helms Mulliss & Moore, L.L.P. regarding legality of the 7.40%
                         Subordinated Notes, due 2011

      99.1 Resolutions dated January 17, 2001 of a Committee of the Board of Directors with respect to the terms of the offering of the 7.40% Subordinated Notes, due 2011

      99.2 News Release disseminated on January 17, 2001 regarding the sale of the 7.40% Subordinated Notes, due 2011



                                SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       BANK OF AMERICA CORPORATION



                              By:   /s/ CHARLES M. BERGER
                                        CHARLES M. BERGER
                                  Deputy General Counsel

Dated: January 23, 2001



                         EXHIBIT INDEX

    EXHIBIT NO.               DESCRIPTION OF EXHIBIT

        1.1          Subordinated Underwriting Agreement dated
                     January 17, 2001 with respect to the offering of the 7.40% Subordinated Notes, due 2011

        4.2          Form of 7.40% Subordinated Notes, due 2011

        5.1 Form of Opinion of Smith Helms Mulliss & Moore, L.L.P. regarding legality of the 7.40%
                     Subordinated Notes, due 2011

       99.1 Resolutions dated January 17, 2001 of a Committee of the Board of Directors with respect to the terms of the offering of the 7.40% Subordinated Notes, due 2011

       99.2 News Release disseminated on January 17, 2001 regarding the sale of the 7.40% Subordinated
                     Notes, due 2011